UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2018

SEVEN STARS CLOUD GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-35561	20-1778374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Seven Stars Cloud

55 Broadway, 19th Floor

New York, New York 10006

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-206-1216

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

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Item 1.01	Entry Into A Material Definitive Agreement.

On July 24, 2018, Seven Stars Cloud Group, Inc. (the “Company”) entered into a Share Purchase & Option Agreement (the “Purchase Agreement”) with Star Thrive Group Limited (“Star”), a British Virgin Islands corporation, pursuant to which Star will purchase 12,568,306 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) for $23,000,000 (the “Investment”). The Investment will be made over 6 separate monthly closings between now and December 31, 2018. The Company also granted to Star a share purchase option (the “Call Option”) pursuant to which the Purchaser may, within 24 months after July 24, 2018, purchase from the Company such number of shares of Common Stock that would bring Star’s total ownership of the Company’s issued and outstanding shares up to 19.5% on a fully diluted basis, at a price equal to 95% of the weighted average trading price of the Common Stock within 3 months prior to the exercise date of the Call Option. The Purchase Agreement contains customary representations, warranties and covenants.

On June 21, 2018, the Company entered into a Subscription Agreement (the “Subscription Agreement”) with Sun Seven Stars Investment Group Limited, a British Virgin Islands corporation (“SSSIG”), an affiliate of Bruno Wu, the Company’s Chairman and Chief Executive Officer, pursuant to which SSSIG purchased $3 million of Common Stock at the then market price.

The foregoing descriptions of the Purchase Agreement and the Subscription Agreement are not purported to be complete and is qualified in its entirety by reference to the complete text of such agreement which will be filed as an exhibit to a Form 10-Q of the Company, as required.

Item 3.02.	Unregistered Sales of Equity Securities.

The information pertaining to the sale of shares of the Common Stock discussed in Item 1.01 of this Form 8-K is incorporated herein by reference in its entirety.

The Company issued the shares of its Common Stock in reliance on exemptions from registration provided by Section 4(a)(2) of the Securities Act, Rule 506 of Regulation D promulgated thereunder and/or Regulation S under the Securities Act.

Item 8.01	Other Events.

On July 30, 2018, the Company issued a press release announcing the entry into the Purchase Agreement and the Subscription Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated July 30, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEVEN STARS CLOUD GROUP, INC.

Date: July 30, 2018	By: /s/ Bruno Wu
Bruno Wu
Chief Executive Officer and Chairman of the Board

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